Vanguard Energy Fund

Summary Prospectus

May 28, 2010

Investor Shares for Participants

Vanguard Energy Fund Investor Shares (VGENX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
May 28, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	1%[1]

1 The 1% fee applies only if you redeem shares within one year of purchase by selling or by exchanging to another fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.35%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.38%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests at least 80% of its assets in the common stocks of companies principally engaged in energy-related activities, such as production and transmission of energy or energy fuels; the making of component products for such activities; energy research; and energy conservation or pollution control. The Fund may invest up to 100% of its assets in foreign stocks. The Fund uses multiple investment advisors to manage its portfolio.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund’s performance could be hurt by:

• Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Fund normally invests at least 80% of its assets in the common stocks of companies principally engaged in energy-related activities, the Fund’s performance largely depends—for better or for worse—on the overall condition of the energy industry. The energy industry could be adversely affected by various political, regulatory, supply–and–demand, and other economic factors.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a comparative benchmark. The Standard & Poor’s Energy Sector Index tracks the stocks of the energy-related companies within the S&P 500 Index. As of June 1, 2010, the Fund’s performance benchmark was changed to the MSCI ACWI (All Country World Index) Energy Index, which measures the energy-related equities market performance of developed and emerging markets, because the Fund’s board of trustees believes that the new benchmark is more consistent with the Fund’s investment objective and strategies. As of June 1, 2010, the Energy Spliced Index consists of the S&P Energy Sector Index through May 31, 2010, and the MSCI ACWI Energy Index thereafter. During the periods covered in the Average Annual Total Returns table, the Energy Spliced Index was not yet in operation. MSCI ACWI Energy Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Returns for the Global Natural Resources Funds Average are derived from data provided by Lipper Inc. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2010, was –0.54%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.01% (quarter ended September 30, 2005), and the lowest return for a quarter was –30.47% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009

	1Year	5 Years	10 Years
Vanguard Energy Fund Investor Shares	38.36%	13.38%	16.30%
Comparative Benchmarks
MSCI ACWI Energy Index
(reflects no deduction for fees or expenses)	25.01%	10.13%	—
Standard & Poor’s Energy Sector Index
(reflects no deduction for fees or expenses)	13.82	10.21	9.84
Global Natural Resources Funds Average	47.01	11.56	13.66

Investment Advisors

Wellington Management Company, LLP

The Vanguard Group, Inc.

Portfolio Managers

Karl E. Bandtel, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since 2002.

James D. Troyer, CFA, Principal of Vanguard. He has managed a portion of the Fund since 2006.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Energy Fund Investor Shares—Fund Number 51

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© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

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